SmartDisplayer™
A PC-like Smart Card
智慧光科技股份有限公司 www.smartdisplayer.com.tw
SmartDisplayer Technology Co., Ltd.
台北縣汐止市新台五路一段七十七號二十樓之八
TEL: +886-2-86982008 FAX: +886-2-86982028
20th Floor-8, No. 77, Sec. 1, Hsin-Tai-Wu Rd., Hsi-Chih, 221 Taipei county, Taiwan.

Appendix A EPM Brochure for InCard project


34mm
EPD
SD120 Controller
13mm
23mm
10mm
25mm

EPM Specification

Item	Specification
Operating Voltage	(+/-) 20V
Contrast Ratio	>7
Reflectance	>20%
Image Bistability	> 1 week
Operating Temperature	5C ~ 40C
Operating Humidity	30% ~ 90% RH
Operating Irradiance	0 ~ 10,000 lux
Operating Current	< 10 uA/cm^2
Image color	Near Black & White

SmartDisplayer™
A PC-like Smart Card
智慧光科技股份有限公司 www.smartdisplayer.com.tw
SmartDisplayer Technology Co., Ltd.
台北縣汐止市新台五路一段七十七號二十樓之八 TEL: +886-2-86982008 FAX: +886-2-86982028
20th Floor-8, No. 77, Sec. 1, Hsin-Tai-Wu Rd., Hsi-Chih, 221 Taipei county, Taiwan.

Response time	500ms
EPD Loading	150pF/cm^2, 0.1G Ohm/cm^2
Microcup (L*W)	150um*150um
EPD Dimension (W*H*T mm)	34*13*0.3mm
Controller	SD120 see details
Controller Package	COF (Chip On Flex)

Remark: The pattern of display is custom designed. If the pattern changes, the engineering charge is necessary.
The application program in the ROM of SD120 is custom designed. For specific application, the mask engineering charge is necessary.
The above specification is based on G2 K/W EPD composition and shall be subjected to change upon further notice.

Appendix B

Electronic Paper Controller SD120 Features

Appendix A

[SEE ATTACHMENT]

Appendix B


4x4 keys
Smart card reader
ISO 7816
Electronic Paper Driver
Flash memory
6502
+16KB Mask ROM
+1KB SRAM
SD120
Buzzer
2V
40V
Charge pump
23:27:45 PM
Real time clock
DC power
AC power
Display IC card